As filed with the Securities and Exchange Commission on March 1, 2001

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ /    Preliminary Proxy Statement
/ /    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   FTI FUNDS

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               (Name of Registrant as Specified In Its Charter)
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No Fee Required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.  Title of each class of securities to which transaction applies:

         ---------------------------------------------------------

     2.  Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------

     4.  Proposed maximum aggregate value transaction:

         ---------------------------------------------------------

     5.  Total fee paid:

         ---------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

     1.  Amount previously paid:

         ---------------------------------------------------------

     2.  Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------

     3.  Filing Party:

         ---------------------------------------------------------

     4.  Date Filed:

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

                                   FTI FUNDS


                            FTI Municipal Bond Fund
                                 FTI Bond Fund
                     FTI Large Capitalization Growth Fund
                FTI Large Capitalization Growth and Income Fund
                     FTI Small Capitalization Equity Fund
                         FTI International Equity Fund
                      FTI European Smaller Companies Fund



Investment Adviser
FIDUCIARY INTERNATIONAL, INC.
Two World Trade Center
New York, New York 10048-0772

Distributor
EDGEWOOD SERVICES, INC.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Transfer Agent and Dividend Disbursing Agent
FEDERATED SERVICES COMPANY
P.O. Box 8600
Boston, MA 02116-5072

Administrator
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

                                   FTI FUNDS


                            FTI Municipal Bond Fund
                                 FTI Bond Fund
                     FTI Large Capitalization Growth Fund
                FTI Large Capitalization Growth and Income Fund
                     FTI Small Capitalization Equity Fund
                         FTI International Equity Fund
                      FTI European Smaller Companies Fund


Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT!

FTI FUNDS (the "Trust") will hold a special meeting of shareholders of FTI Municipal Bond Fund, FTI Bond Fund, FTI Large Capitalization Growth Fund, FTI Large Capitalization Growth and Income Fund, FTI Small Capitalization Equity Fund, FTI International Equity Fund and FTI European Smaller Companies Fund (the "Funds") on March 30, 2001. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the process and the proposal.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the proposal included in this Proxy Statement. You have a right to vote on such a proposal.

How do I vote my shares?
You may vote by telephone at 1-800-690-6903, or through the Internet at www.proxyvote.com. You may also vote in person at the meeting or complete and return the enclosed Proxy Card. If you:

1. choose to help save the Funds time by voting through the Internet or by telephone, please don't return your Proxy Card.
2. do not respond at all, we may contact you by telephone to request that you cast your vote.
3. sign and return the Proxy Card without indicating a preference, your vote will be cast "for" the proposal.

What are the issues?
You are being asked to approve a new investment advisory agreement between the Trust and Fiduciary International, Inc. ("FII"), its investment adviser.

Why must the Trust enter into a new Investment Advisory Agreement?
FII acts as investment adviser to the Funds pursuant to a contract with the Trust dated December 20, 1995 (the "Current Investment Advisory Agreement"). On October 25, 2000, Fiduciary Trust Company International ("FTCI"), the parent of FII, and Franklin Resources, Inc. (operating as Franklin Templeton Investments) ("Franklin Resources") announced an agreement whereby Franklin Resources will acquire FTCI, subject to obtaining required approvals, in the second quarter of calendar 2001. Due to the change in ultimate ownership of FII, the Trust must enter into a new investment advisory agreement with FII (the "New Investment Advisory Agreement").

Why am I being asked to approve the New Investment Advisory Agreement?

The New Investment Advisory Agreement is in substance identical to the Current Investment Advisory Agreement, and the changes in the ownership structure of FII are not expected to affect the portfolio management of the Funds. These changes, however, constitute an "assignment" of FII's investment advisory agreement with the Trust under the Investment Company Act of 1940. Such an assignment would result in the termination of the existing investment advisory agreement. Accordingly, in order to ensure continuity of investment advisory services provided to the Funds by FII, a new investment advisory agreement between the Trust and FII must be approved by a majority of each Fund's shareholders.

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  After careful consideration, the Board of Trustees has unanimously approved the proposal. The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.
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

                                   FTI FUNDS


                            FTI Municipal Bond Fund
                                 FTI Bond Fund
                     FTI Large Capitalization Growth Fund
                FTI Large Capitalization Growth and Income Fund
                     FTI Small Capitalization Equity Fund
                         FTI International Equity Fund
                      FTI European Smaller Companies Fund

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 30, 2001


         A special meeting of the shareholders of FTI Funds (the "Trust") will be held at the offices of Fiduciary International, Inc., the Funds' investment adviser, located at Two World Trade Center, 94th Floor, New York, New York, at 10:00 a.m. (Eastern time), on March 30, 2001. The Trust presently consists of seven portfolios or series: FTI Municipal Bond Fund, FTI Bond Fund, FTI Large Capitalization Growth Fund, FTI Large Capitalization Growth and Income Fund, FTI Small Capitalization Equity Fund, FTI International Equity Fund and FTI European Smaller Companies Fund (individually a "Fund," and collectively the "Funds"). At the meeting, shareholders will be asked:

(1) To consider and act upon a proposal to approve a new Investment Advisory Agreement between the Trust and Fiduciary International, Inc.; and

(2) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed February 16, 2001, as the record date for determination of shareholders entitled to vote at the meeting.

                                  By Order of the Board of Trustees,


                                  Gail C. Jones
                                  Secretary


March 5, 2001


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YOU CAN HELP THE TRUST AVOID THE NECESSITY OF SENDING FOLLOW-UP LETTERS TO
ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE
UNITED STATES.
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

                                PROXY STATEMENT


                                   FTI FUNDS

                            FTI Municipal Bond Fund
                                 FTI Bond Fund
                     FTI Large Capitalization Growth Fund
                FTI Large Capitalization Growth and Income Fund
                     FTI Small Capitalization Equity Fund
                         FTI International Equity Fund
                      FTI European Smaller Companies Fund

                             5800 Corporate Drive
                           Pittsburgh, PA 15237-7010


About the Proxy Solicitation and the Meeting


         The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees") of FTI Funds (the "Trust"), which presently consists of seven portfolios or series: FTI Municipal Bond Fund (the "Municipal Bond Fund"), FTI Bond Fund (the "Bond Fund"), FTI Large Capitalization Growth Fund (the "Large Cap Growth Fund"), FTI Large Capitalization Growth and Income Fund (the "Large Cap Growth and Income Fund"), FTI Small Capitalization Equity Fund (the "Small Cap Equity Fund"), FTI International Equity Fund (the "International Equity Fund") and FTI European Smaller Companies Fund (the "European Fund") (individually a "Fund," and collectively the "Funds"). The proxies will be voted at the special meeting of shareholders of the Trust to be held on March 30, 2001, at the offices of Fiduciary International, Inc., the Funds' investment adviser ("FII" or the "Investment Adviser"), located at Two World Trade Center, 94th Floor, New York, New York, at 10:00 a.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting"). This Proxy Statement and the enclosed proxy card are expected to be mailed on or about March 5, 2001, to shareholders of record at the close of business on February 16, 2001 (the "Record Date").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Investment Adviser. In addition to solicitations through the mails, proxies may be solicited by officers, employees and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic or Internet solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Investment Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

         The Board has reviewed and approved the proposed investment advisory agreement with the Trust and recommends that the shareholders approve the proposed investment advisory agreement. The purpose of the Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.

         The following table sets forth the number of shares of beneficial interest outstanding on the Record Date and the aggregate dollar value of those shares:


                  Fund                                    Number of Shares     Dollar Value of Shares
                  ----                                    ----------------     ----------------------
Municipal Bond Fund                                           8,013,659             $  79,655,770
Bond Fund                                                    13,157,040             $ 128,281,140
Large Cap Growth Fund                                         3,448,568             $  32,554,482
Large Cap Growth and Income Fund                             10,898,838             $  85,119,925
Small Cap Equity Fund                                         4,997,350             $ 110,191,568
International Equity Fund                                     6,694,186             $  90,103,744
European Fund                                                 1,538,214             $  14,782,237


         The Trust's annual report, which was previously mailed to shareholders, includes audited financial statements for each Fund for the fiscal year ended November 30, 2000 (except the European Fund, which commenced operations on January 2, 2001). The Trust will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Funds' annual report. Requests for an annual report for the Funds may be made by writing to the Trust's principal executive offices or by calling the Trust. The Trust's principal administrative offices are located at FTI Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. The Trust's toll-free telephone number is 1-888-FIDUCIARY (888-343-8242).


                     PROPOSAL #1: APPROVAL OR DISAPPROVAL
                     OF THE INVESTMENT ADVISORY AGREEMENT

         FII, located at Two World Trade Center, New York, New York, has served as the investment adviser to the Funds since December 20, 1995. FII is a wholly-owned subsidiary of Fiduciary Investment Corporation ("FIC"), which in turn is a wholly-owned subsidiary of Fiduciary Trust Company International ("FTCI"), a New York state-chartered bank located at Two World Trade Center, New York, New York, and specializing in investment management activities. FII conducts investment research and makes investment decisions for the Funds pursuant to its existing investment advisory agreement with the Trust dated December 20, 1995 (the "Current Investment Advisory Agreement").

         On October 25, 2000, Franklin Resources, Inc. (operating as Franklin Templeton Investments) ("Franklin Resources") and FTCI announced the signing of a definitive agreement under which Franklin Resources will acquire FTCI in an all-stock transaction valued at approximately $825 million. The transaction, which is subject to shareholder and regulatory approvals and other customary closing conditions, is expected to be completed in the second quarter of calendar 2001. Both FTCI and Franklin Resources have structured this transaction to ensure continuity of client relationships and of each firm's distinct investment processes in order to establish a combined enterprise with a solid global platform.

         FII has advised the Board of Trustees and the Funds that the changes in the ownership structure of FTCI, FIC and FII are not expected to affect the portfolio management of the Funds. However, these changes constitute an "assignment" of the Current Investment Advisory Agreement under the Investment Company Act of 1940, as amended (the "Investment Company Act"), which will result in a termination of the Current Investment Advisory Agreement. Accordingly, to ensure the continuity of investment advisory services provided to each Fund, a new investment advisory agreement between FII and the Trust (the "New Investment Advisory Agreement") is proposed to be approved by a majority of each Fund's shareholders.

         The New Investment Advisory Agreement under which the Funds will operate after the ownership change is in substance identical to the Current Investment Advisory Agreement under which the Funds currently operate. The services provided by FII after the ownership change will be identical to the services currently provided by FII. FII has further advised the Board of Trustees that it believes that there will be no reduction in the quality of any of the services presently furnished by FII. As described below, the proposed New Investment Advisory Agreement does not alter the rate of investment advisory compensation presently payable to FII by the Trust.

Trustees Consideration and Recommendation


         On October 25, 2000, the Trustees who are not "interested persons" as defined in the Investment Company Act (the "Independent Trustees") were notified that FTCI had entered into a definitive agreement with Franklin Resources. Subsequently at a Board meeting held on November 14, 2000, the Trustees received a presentation by the Investment Adviser on the proposed transaction. At that meeting the Independent Trustees met in executive session with their independent counsel to review the implications of the proposed transaction for the Funds, the Trust and the Investment Adviser. In addition, the Independent Trustees met with FTCI's Chief Investment Officer and a representative of FTCI's Human Resources Department to discuss staffing levels and retention of the Investment Adviser's staff during the period before and after the FTCI/Franklin Resources transaction. The Independent Trustees requested their counsel to obtain additional information about the transaction, and pursuant to that request, counsel sent a request for information to the Investment Adviser and Franklin Resources.

         On January 30, 2001, Franklin Resources and FTCI responded with a detailed letter discussing the proposed acquisition and its impact on the Funds and the Investment Adviser. On February 14, 2001, the Board of Trustees met to consider this response and consider the approval of the New Investment Advisory Agreement between the Fund and the Investment Adviser. At that meeting, the Independent Trustees also met in executive session with their counsel to consider the New Investment Advisory Agreement.

         In its consideration of the New Investment Advisory Agreement, the Board of Trustees received information both at the November and the February meetings relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Funds by the Investment Adviser, (b) comparative data with respect to the advisory fees paid by other funds with similar investment objectives, (c) the operating expenses and expense ratio of each of the Funds as compared to funds with similar investment objectives, (d) the performance of each Fund as compared to such comparable funds, (e) the relative profitability of the present arrangements to the Investment Adviser, and (f) information about the services to be performed and the personnel performing such services under the Current and the New Investment Advisory Agreement.

         The Board also considered the statements by Franklin Resources and FTCI that: (a) there will be no change in the investment advisory services provided to the Funds after the ownership change; (b) the cost of the shareholder meeting and solicitation will be borne by the Investment Adviser;
(c) there will be no change in the organizational structure of the Investment Adviser for at least three years; (d) Franklin Resources has no plans to change the Investment Adviser's investment staff after the acquisition and will put in place various steps to retain and motivate the Investment Adviser's staff; (e) FTCI will operate as an independent subsidiary of Franklin Resources for at least three years; (f) Franklin Resources does not anticipate that the cash available to support the operations of the Investment Adviser and the Funds will be reduced as a result of the acquisition; (g) Franklin Resources believes that the combined organization will have a deeper pool of capital and resources; and (h) mutual funds are at the core of Franklin Resources' business. The Board also modified the terms of the Current Investment Advisory Agreement to tighten the standard of care for the Investment Adviser to a negligence standard rather than a gross negligence standard.

         The Independent Trustees were advised by separate counsel in connection with their review of the New Investment Advisory Agreement for the Funds. After considering the factors stated above, the Board of Trustees, including the Independent Trustees by unanimous vote, approved the New Investment Advisory Agreement and recommend that the shareholders of each Fund vote to approve the New Investment Advisory Agreement.

Interim Investment Advisory Agreement

         As an interim measure to avoid any lapse in investment advisory services to the Funds as a consequence of the FTCI/Franklin Resources transaction, the Board also has approved an interim investment advisory agreement (the "Interim Investment Advisory Agreement") between the Funds and the Investment Adviser.

         If the proposed transaction closes prior to each of the Funds' respective shareholders approving the New Investment Advisory Agreement, the Investment Adviser will continue to provide investment advisory services to the Funds, and all compensation earned by the Investment Adviser under the Interim Investment Advisory Agreement will be held in interest-bearing escrow accounts. If the shareholders of each Fund thereafter approve the New Investment Advisory Agreement, the amount held in the escrow accounts, plus interest, will be paid to the Investment Adviser. If shareholders of each Fund do not approve the New Investment Advisory Agreement, the Investment Adviser will receive the lesser of the costs incurred in performing its services under the New Investment Advisory Agreement or the total amount in the escrow account, plus interest earned. The Interim Investment Advisory Agreement is not being voted upon by shareholders.

         If approved by each Fund's shareholders at the Meeting, the New Investment Advisory Agreement will remain in effect until March 1, 2003, unless terminated as described below. The Current Investment Advisory Agreement has not been approved by each Fund's shareholders since the agreement was approved by the initial shareholder on December 22, 1995 in connection with the organization of the Trust.

         FTCI, the parent company of FIC and FII, acts as custodian for the securities and cash of the Funds. Pursuant to an agreement with the Trust, as compensation for FTCI's services, each Fund pays FTCI monthly fees at the annual rate of 0.02% of each Fund's net assets not in excess of $50,000,000, 0.01% of each Fund's net assets not in excess of $250,000,000, and 0.005% of each Fund's net assets in excess of $250,000,000. For the fiscal year ended November 30, 2000, Small Cap Equity Fund paid FTCI $27,686 and International Equity Fund paid FTCI $102,416 for custodial services. FTCI agreed to waive its fee with respect to custodial services provided to the Municipal Bond Fund, the Bond Fund, the Large Cap Growth Fund and the Large Cap Growth and Income Fund for the fiscal year ended November 30, 2000. FTCI will remain custodian for the securities and cash of the Funds after the New Investment Advisory Agreement has been approved.

Information Concerning FII

         FII provides investment advisory services for U.S. and international clients. In addition to the Funds, FII acts as an investment adviser with respect to the following registered investment companies: Franklin Global Trust, Van Eck Global Leaders Fund (Class A and Class B) and Davis International Total Return Fund.

         The following table sets forth the name, title and principal occupation of the principal executive officers and each director of FII.


           Name*                                Title with FII                     Present Principal Occupation
           -----                                --------------                     ----------------------------
  James C. Goodfellow                     President                           Vice Chairman of FTCI
  Anne M. Tatlock                         Chairman and Director               Chairman and Chief Executive Officer
                                                                              of FTCI
  Christine M. Ferrante                   Treasurer                           Senior Vice President and Comptroller
                                                                              of FTCI
  Carol K. Demitz                         Director                            Senior Vice President, Chief
                                                                              Corporate Counsel and Secretary of
                                                                              FTCI
  William Y. Yun                          Director                            Director and President of FTCI


---------------
*The address of the principal executive officer and each director is Two World Trade Center, New York, New York 10048-0772.

         Mr. Goodfellow, President of FII, and Mr. Joseph Cajigal, a Vice President of FII, presently serve as Trustees of the Trust. In connection with the acquisition of FTCI by Franklin Resources, however, Mr. Cajigal will resign as a Trustee of the Trust effective upon completion of the transaction in order that the Trust may comply with applicable provisions under the Investment Company Act.

Terms of the New Investment Advisory Agreement

         A copy of the form of the New Investment Advisory Agreement is set forth as Exhibit A. Set forth below is a summary of the terms of that agreement. As discussed above, the proposed New Investment Advisory Agreement is in substance identical to the Current Investment Advisory Agreement under which the Funds currently operate. The fee rate under the New Investment Advisory Agreement is identical to the fee rate under the Current Investment Advisory Agreement. The investment advisory agreement provides for the voluntary waiver of investment advisory fees and/or the reimbursement of certain operating expenses by the Investment Adviser from time to time. Any such voluntary waivers and/or reimbursements can be terminated by the Investment Adviser in its sole discretion at any time.

         Pursuant to the New Investment Advisory Agreement between FII and the Trust, FII agrees to furnish the Funds with investment research and makes investment decisions for the Funds.

Compensation and Expenses

         As described above, the investment advisory compensation presently payable by the Trust to FII will remain the same under the proposed New Investment Advisory Agreement.

         The following table sets forth information relating to the investment advisory fees:


                                                   Investment Advisory Fee                Fee paid to FII
                                                   Rate (as a percentage of          for the fiscal year ended
                      Fund                        average daily net assets)              November 30, 2000
                      ----                        -------------------------              -----------------
Municipal Bond Fund                                         0.50%                            $358,797
Bond Fund                                                   0.50%                            $543,064
Large Cap Growth Fund                                       0.75%                            $278,533*
Large Cap Growth and Income Fund                            0.75%                            $713,281
Small Cap Equity Fund                                       1.00%                          $1,134,203
International Equity Fund                                   1.00%                          $1,057,302*
European Fund                                               1.00%                               **


------------
* For the fiscal year ended November 30, 2000, the Investment Adviser voluntarily reimbursed the Large Cap Growth Fund in the amount of $49,324 and voluntarily reimbursed the International Equity Fund in the amount of $174,217.
** This Fund commenced operations on January 2, 2001; accordingly, no information is presented.

         The following table sets forth information relating to the registered investment companies for which FII acts as investment adviser that have similar investment objectives as the Funds:


                                                                                        Approximate Net Assets
             Investment Company                      Annual Advisory Fees(1)             at February 16, 2001
             ------------------                      ---------------------               --------------------
Franklin Global Trust(2)
     Franklin Global Aggressive Growth Fund    0.60%  of  net   assets   not  in              $2,477,976
                                               excess of $100 million,  0.50% of
                                               net  assets  in  excess  of  $100
                                               million  but not  exceeding  $250
                                               million,  0.45% of net  assets in
                                               excess  of $250  million  but not
                                               exceeding  $500 million and 0.40%
                                               of net  assets  in excess of $500
                                               million

     Franklin Global Growth Fund               0.55%  of  net   assets   not  in              $4,204,312
                                               excess of $100 million,  0.50% of
                                               net  assets  in  excess  of  $100
                                               million  but not  exceeding  $250
                                               million,  0.45% of net  assets in
                                               excess  of $250  million  but not
                                               exceeding  $500 million and 0.40%
                                               of net  assets  in excess of $500
                                               million

Van Eck Global Leaders Fund(3)                 0.50% of net assets                          $26,670,925



Davis International Total Return Fund(4)       0.50%  of  net   assets   not  in            $27,945,000
                                               excess of $250 million,  0.45% of
                                               net  assets  in  excess  of  $250
                                               million  but not  exceeding  $500
                                               million  and 0.40% of net  assets
                                               in excess of $500 million


------------------

(1) For purposes of calculating the annual advisory fees, net assets shall mean average daily net assets of the respective fund.
(2) The Franklin Global Trust is a registered investment company with two portfolios, each managed by FII.
(3) With respect to its Class A and Class B shares, FII advises the fund pursuant to a sub-investment advisory agreement with Van Eck Associates Corporation, the investment adviser of the fund, which appoints FII as portfolio manager.
(4) FII advises the fund pursuant to a sub-advisory agreement with Davis Selected Advisers, L.P., the investment adviser of the fund, which appoints
FII as portfolio manager.

Duration and Termination

         As indicated above, the New Investment Advisory Agreement will remain in effect until March 1, 2003, and from year to year thereafter if approved annually (a) by the Board of Trustees, including a majority of Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party or (b) by a majority of outstanding shares of each Fund. Such contracts are not assignable and may be terminated without penalty with respect to any Fund on 60 days' written notice by the Fund, on 180 days' written notice by the Investment Adviser or by the vote of the shareholders of such Fund.

   The Board of Trustees Recommends that Shareholders Vote for the Proposal



                          INFORMATION ABOUT THE TRUST

Proxies, Quorum and Voting at the Meeting

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is currently entitled to one vote for each dollar (and a fractional vote for each fractional dollar thereof) of net asset value (computed as the number of shares owned times net asset value per share) of shares, irrespective of the portfolio or class of such shares. Under both the Investment Company Act and the Declaration of Trust, the term "Majority Shareholder Vote" of a Fund means favorable vote of: (a) 67% or more of the outstanding votes of such Fund present at the Meeting, if 50% or more of the outstanding votes of the Fund are present or represented by proxy; or
(b) the vote of more than 50% of the outstanding votes of the Fund, whichever is less. A Majority Shareholder Vote of each Fund is required to approve Proposal 1.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In order to hold the Meeting, a "quorum" must be present. A quorum is present if the holders of at least one-half of the votes entitled to be cast are represented at the meeting, either in person or by proxy.

         For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposal 1.

         If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the votes entitled to be cast present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Share Ownership of the Trustees

         At the close of business on the Record Date, Officers and Trustees of the Trust owned less than 1% of each Fund's outstanding shares.

         As of the close of business on the Record Date, the persons named in the following table owned, to the knowledge of management, more than 5% of the outstanding shares of the Funds in the amounts indicated:


                                                                       Approximate         Approximate
                                                                        Number of        Dollar Value of      Percentage of
             Fund                        Name and Address              Shares Owned       Shares Owned          Fund Owned
             ----                        ----------------              ------------       ------------          ----------
Municipal Bond Fund              Ellard & Co.                           8,013,560          $79,654,786             100%
                                 c/o Fiduciary Trust
                                 Company International
                                 Attn:  Securities Service
                                 P.O. Box 3199
                                 Church Street Station
                                 New York, NY 10008

Bond Fund                        Ellard & Co.                          12,041,191         $117,401,612           91.52%
                                 c/o Fiduciary Trust
                                 Company International
                                 Attn:  Securities Service
                                 P.O. Box 3199
                                 Church Street Station
                                 New York, NY 10008

                                 Bank of New York as Custodian          1,048,837          $10,226,161            7.97%
                                 for Josiah Macy Jr. Foundation
                                 One Wall Street 12th Floor
                                 Attn:  Glosim Morgan
                                 New York, NY 10005

Large Cap Growth Fund            Ellard & Co.                           3,409,227          $32,183,103           98.86%
                                 c/o Fiduciary Trust
                                 Company International
                                 Attn:  Securities Service
                                 P.O. Box 3199
                                 Church Street Station
                                 New York, NY 10008

Large Cap Growth and Income      Ellard & Co.                          10,350,692          $80,838,905           94.97%
Fund                             c/o Fiduciary Trust
                                 Company International
                                 Attn:  Securities Service
                                 P.O. Box 3199
                                 Church Street Station
                                 New York, NY 10008

Small Cap Equity Fund            Ellard & Co.                           3,541,652          $78,093,427           70.87%
                                 c/o Fiduciary Trust
                                 Company International
                                 Attn:  Securities Service
                                 P.O. Box 3199
                                 Church Street Station
                                 New York, NY 10008


Small Cap Equity Fund (cont.)    Wolverhampton Borough Council            596,184          $13,145,857           11.93%
                                 A/C SF
                                 Finance Department Civic Centre
                                 St. Peters Square Wolverhampton
                                 WV1 1RL England

International Equity Fund        Ellard & Co.                           4,854,518          $65,341,812           72.52%
                                 c/o Fiduciary Trust
                                 Company International
                                 Attn:  Securities Service
                                 P.O. Box 3199
                                 Church Street Station
                                 New York, NY 10008

                                 Key Trust Company                        670,294           $9,022,157           10.01%
                                 Caring for Colorado
                                 DTD 03-16-00
                                 P.O. Box 94871
                                 Cleveland, OH 44101

European Fund                    Wendel & Co. A/C 114750                  302,725           $2,909,187           19.68%
                                 c/o The Bank of New York
                                 Attn:  Mutual Funds/Reorg Dept.
                                 P.O. Box 1066 Wall Street Station
                                 New York, NY 10286


                                 Ellard & Co.                           1,093,796          $10,511,380           71.11%
                                 c/o Fiduciary Trust
                                 Company International
                                 Attn:  Securities Service
                                 P.O. Box 3199
                                 Church Street Station
                                 New York, NY 10008


------------------

     FII acts as trustee for trust accounts that hold shares of one or more of the Funds. FII has discretionary authority, as trustee of these accounts, to vote the Fund shares held in these trust accounts, without instruction from the beneficiaries thereof.

     FII intends to vote all shares over which it has discretionary voting authority IN FAVOR of Proposal 1.

Officers of the Trust

         The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birth dates of the executive officers of the Trust, and their principal occupations during the last five years, are set forth below:


             Name                       Birth date                           Principal Occupations
             ----                       -----------                          ---------------------
Peter J. Germain                 September 3, 1959         Senior Vice President and Director of Proprietary Funds
President and Treasurer                                    Services, Federated Services Company; formerly, Senior
                                                           Corporate Counsel, Federated Services Company.

Jeffrey W. Sterling              February 3, 1947          Vice President and Assistant Treasurer of certain funds
Vice President                                             distributed by Edgewood Services, Inc. or its affiliates.
and Assistant Treasurer

George Polatas                   March 3, 1962             Assistant Vice President of Federated Services Company.
Vice President

Gail C. Jones                    October 26, 1953          Corporate Counsel, Federated Services Company.
Secretary



         OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to FTI Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Funds and the Trust.

------------------------------------------------------------------------------
 SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED
                            IN THE UNITED STATES.
------------------------------------------------------------------------------


                                            By Order of the Board of Trustees,


                                                                Gail C. Jones
                                                                    Secretary

March 5, 2001

------------------------------------------------------------------------------

    SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE
ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH
               NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

                                            By Order of the Board of Trustees,
                                                                Gail C. Jones
                                                                    Secretary

March 5, 2001

                                   FTI FUNDS

                            FTI MUNICIPAL BOND FUND
                                 FTI BOND FUND
                     FTI LARGE CAPITALIZATION GROWTH FUND
                FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
                     FTI SMALL CAPITALIZATION EQUITY FUND
                         FTI INTERNATIONAL EQUITY FUND
                      FTI EUROPEAN SMALLER COMPANIES FUND

INVESTMENT ADVISER

FIDUCIARY INTERNATIONAL, INC.
Two World Trade Center
New York, New York 10048-0772

DISTRIBUTOR

EDGEWOOD SERVICES, INC.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

FEDERATED SERVICES COMPANY
P.O. Box 8600
Boston, MA 02116-5072

ADMINISTRATOR

FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

25888 (03/01)

         KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of the above-referenced funds (the "Funds") of FTI Funds (the "Trust"), hereby appoint Ruta M. Dragunas, Anna Laverty, Mary P. Melendez, Kathleen Morrisey, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Funds which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on March 30, 2001, at 10:00 a.m. and at any adjournment thereof, at the offices of Fiduciary International, Inc., the Funds' investment adviser, located at Two World Trade Center, 94th floor, New York, New York.

         The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FTI FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PROPOSAL: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT
BETWEEN THE TRUST AND FIDUCIARY INTERNATIONAL, INC.

                           FOR              [ ]
                           AGAINST          [ ]
                           ABSTAIN          [ ]


                            YOUR VOTE IS IMPORTANT
        Please complete, sign and return this card as soon as possible.

                            Dated:




                            Signature

                            Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

         YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

                                                                  APPENDIX A

                                   FTI Funds

                         INVESTMENT ADVISORY CONTRACT
                         ----------------------------


         This Contract is made this [_____] day of [____________], 2001, between Fiduciary International, Inc., a registered investment adviser having its principal place of business in New York City (the "Adviser"), and FTI Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

         WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and is registered as such with the Securities and Exchange Commission; and

         WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

         2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission.

         3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statement under the Securities Act of 1933 and the1940 Act, and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto. Subject to the requirements of the 1940 Act, Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

         4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto. For purposes of calculating such fees, the value of each Fund's net assets shall be determined pursuant to the applicable provisions of the portfolio's prospectus and statement of additional information.

         5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

         6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

         7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

         8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by: (a) the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser; or (b) the Adviser on one hundred eighty (180) days' written notice to the Trust. Termination of this Contract with respect to any given Fund shall in no way affect the continued validity of this Contract of the performance thereunder with respect to any other Fund.

         9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment, as defined in the 1940 Act.

         10. In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

         11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

         12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

         13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

         14. The Trust understands that Adviser now acts, and that from time to time hereafter Adviser may act, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Trust has no objection to Adviser so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by Adviser which have available funds for investment, the available securities will be allocated in a manner believed by Adviser to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by one or more Funds or the size of the position obtainable for or disposed of by one or more Funds.

         In addition, it is understood that the persons employed by Adviser to assist in the performance of Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict Adviser's right or the right of any of Adviser's affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

         15. This Contract shall be construed in accordance with and governed by the laws of the State of New York.

         16. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

                                   EXHIBIT A
                                    to the
                         Investment Advisory Contract

                         FTI International Equity Fund

         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 1.00% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 1.00% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser monthly.

         Witness the due execution hereof this [____] day of [__________], 2001.



  Attest:                                       Fiduciary International, Inc.




By:                                             By:
   ---------------------------------               ---------------------------
   Name:                                           Name:
   Title:                                          Title:



  Attest:                                       FTI Funds



By:                                             By:
   ---------------------------------               ---------------------------
   Name:                                           Name:
   Title:                                          Title:

                                   EXHIBIT B
                                    to the
                         Investment Advisory Contract

                     FTI Small Capitalization Equity Fund

         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 1.00% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 1.00% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser monthly.

         Witness the due execution hereof this [____] day of [___________], 2001.



  Attest:                                       Fiduciary International, Inc.




By:                                             By:
   ------------------------------------            -------------------------
   Name:                                           Name:
   Title:                                          Title:




Attest:                                         FTI Funds



By:                                             By:
   ------------------------------------            --------------------------
   Name:                                           Name:
   Title:                                          Title:

                                   EXHIBIT C
                                    to the
                         Investment Advisory Contract

                                 FTI Bond Fund

         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.50% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.50% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser monthly.

         Witness the due execution hereof this [____] day of [___________], 2001.



  Attest:                                    Fiduciary International, Inc.




By:                                          By:
   -----------------------------------         -------------------------------
   Name:                                       Name:
   Title:                                      Title:




Attest:                                      FTI Funds



By:                                          By:
   -----------------------------------         -------------------------------
   Name:                                       Name:
   Title:                                      Title:

                                   EXHIBIT D
                                    to the
                         Investment Advisory Contract

                            FTI Municipal Bond Fund

         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.50% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.50% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser monthly.

         Witness the due execution hereof this [____] day of [___________], 2001.



  Attest:                                      Fiduciary International, Inc.




By:                                            By:
   -----------------------------------            ---------------------------
   Name:                                          Name:
   Title:                                         Title:




Attest:                                        FTI Funds



By:                                            By:
   ------------------------------------           ----------------------------
   Name:                                          Name:
   Title:                                         Title:

                                   EXHIBIT E
                                    to the
                         Investment Advisory Contract

                     FTI Large Capitalization Growth Fund

         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.75% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.75% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser monthly.

         Witness the due execution hereof this [____] day of [___________], 2001.



  Attest:                                      Fiduciary International, Inc.




By:                                            By:
   ----------------------------------             ----------------------------
   Name:                                          Name:
   Title:                                         Title:




  Attest:                                      FTI Funds



By:                                            By:
   -------------------------------                -----------------------------
   Name:                                          Name:
   Title:                                         Title:

                                   EXHIBIT F
                                    to the
                         Investment Advisory Contract

                FTI Large Capitalization Growth and Income Fund

         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.75% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.75% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser monthly.

         Witness the due execution hereof this [____] day of [___________], 2001.



  Attest:                                       Fiduciary International, Inc.




By:                                             By:
   ---------------------------------------         --------------------------
   Name:                                           Name:
   Title:                                          Title:




  Attest:                                       FTI Funds



By:                                             By:
  ----------------------------------------        ---------------------------
  Name:                                           Name:
  Title:                                          Title:

                                   EXHIBIT G
                                    to the
                         Investment Advisory Contract

                      FTI European Smaller Companies Fund

         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 1.00% of the average daily net assets of the Fund.

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 1.00% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser monthly.

         Witness the due execution hereof this [____] day of [___________], 2001.



  Attest:                                       Fiduciary International, Inc.




By:                                             By:
   ------------------------------------            --------------------------
   Name:                                           Name:
   Title:                                          Title:




  Attest:                                       FTI Funds



By:                                             By:
   ------------------------------------            ----------------------------
   Name:                                           Name:
   Title:                                          Title:

                                                          March 5, 2001





Shareholders of the FTI Funds


Dear Shareholders:


Attached is a Proxy Card and Proxy Statement for an upcoming Special Shareholder Meeting for the FTI Funds. The Meeting is to be held at 10:00 a.m. on March 30, 2001 at the offices of Fiduciary International, Inc., the FTI Fund's investment adviser, located at Two World Trade Center, 94th Floor, New York City. We are writing you to invite you to attend the Meeting and to vote and return your proxy promptly.

The Board of Trustees of the FTI Funds requests your vote in favor of the proposal to approve a new Investment Advisory Agreement between the Trust and the Adviser. We are asking you to approve the new Investment Advisory Agreement because Fiduciary Trust Company International, the parent of the Investment Adviser, has entered into an agreement whereby Franklin Resources, Inc. will acquire Fiduciary Trust Company. Such acquisition will terminate the current Investment Advisory Agreement.

In approving this new Investment Advisory Agreement, the Trustees considered among other things Franklin Resources' and the Investment Adviser's statements that: (a) there will be no change in the investment advisory services provided to and investment advisory fee paid by the Fund; (b) the terms and provisions of the new Investment Advisory Agreement are substantially the same as in the current Investment Advisory Agreement; (c) the cost of the shareholder meeting and solicitation will be borne by the Investment Adviser; (d) Franklin Resources has no plans to change the Investment Adviser's investment staff after the acquisition and will put in place various steps to retain and motivate the Investment Adviser's staff; and (e) the Investment Adviser and its parent, Fiduciary Trust Company International will operate as independent subsidiaries of Franklin Resources for at least three years. We urge you to read the proxy statement for a more complete description of the proposal and the recommendation.

Your Board of Trustees, including all the independent Trustees, unanimously recommends that you vote FOR the proposal to approve the new Investment Advisory Agreement. Whether or not you intend to attend the Special Shareholders meeting in person, we request that you return your proxy card promptly to avoid additional expense for the FTI Funds.



---------------------------------         -------------------------------
Burton J. Greenwald                       James C. Goodfellow
Chairman of the Board of Trustees         Trustee of the FTI Funds
The FTI Funds                             President of Fiduciary International,
                                            Inc. the Investment Adviser to
                                            the FTI Funds